SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 3, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

On April 3, 2006, Level 3 issued two press releases relating to its wholly owned, first tier subsidiary Level 3 Financing, Inc., raising $300 million aggregate principal amount of 12.25% Senior Notes due 2013 in a private offering to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and outside the United States under Regulation S under the Securities Act of 1933. The senior notes offered represent an additional offering of the 12.25% Senior Notes due 2013 that were issued on March 14, 2006. The notes offered in this offering were offered as additional notes under the same indenture as the 12.25% Senior Notes issued on March 14, 2006, and will be treated under that indenture as a single series of notes with the outstanding 12.25% Senior Notes. The senior notes were priced at 102% of the principal amount plus accrued interest from March 14, 2006. The closing of the offering took place on April 6, 2006.

The press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated herein by reference as if set forth in full.

On April 6, 2006, Level 3 Communications, Inc., Level 3 Financing, Inc. and the initial purchasers of the senior notes entered into a registration rights agreement (the "Registration Agreement) regarding the senior notes pursuant to which Level 3 Communications, Inc. and Level 3 Financing, Inc. agreed to file an exchange offer registration statement with the Securities and Exchange Commission. The Registration Agreement is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference as if set forth in full. The descriptions of the material terms of that agreement are qualified in their entirety by reference to such exhibit.



Item 9.01  Financial Statements and Exhibits

(a)     Financial Statements of business acquired

        None

(b)     Pro forma financial information

        None

(c)     Shell company transactions

        None

(d)     Exhibits

4.1 Registration Agreement dated April 6, 2006, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. relating to Level 3 Financing, Inc.'s 12.25% Senior Notes due 2013.


99.1 Press Release dated April 3, 2006, relating to the launching of the private offering of senior notes by Level 3 Financing, Inc.

99.2 Press Release dated April 3, 2006, relating to the pricing of the private offering of senior notes by Level 3 Financing, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



April 6, 2006                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President